EX-28-a.11

DFA INVESTMENT DIMENSIONS GROUP INC.

CERTIFICATE OF CORRECTION

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (which is hereinafter referred to as the “SDAT”) that:

FIRST: The title of the document being corrected by this Certificate of Correction is the Articles Supplementary of the Corporation that was filed with and accepted for record by the SDAT on February 28, 2011 (the “Articles Supplementary”).

SECOND: The name of the sole party to the Articles Supplementary is DFA Investment Dimensions Group Inc.

THIRD: The Articles Supplementary were filed for record with the SDAT on February 28, 2011.

FOURTH: As previously filed, the chart in Article THIRD of the Articles Supplementary, which describes the “Series Designation” and “Number of Shares” of stock of the Corporation, provided:

Series Designation	Number of Shares
U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000
The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000
The DFA Short-Term Government Portfolio Shares	700,000,000
The United Kingdom Small Company Portfolio Institutional Shares	100,000,000
The Japanese Small Company Portfolio Institutional Shares	100,000,000
The Continental Small Company Portfolio Institutional Shares	100,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000
Asia Pacific Small Company Portfolio Institutional Shares	100,000,000
The Large Cap International Portfolio Shares	700,000,000
U.S. Small Cap Portfolio Shares	1,200,000,000
U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000
The U.S. Large Cap Value Portfolio Shares	2,200,000,000
The DFA Real Estate Securities Portfolio Shares	900,000,000
LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

Series Designation	Number of Shares
The Emerging Markets Portfolio Shares	700,000,000
DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000
VA U.S. Large Value Portfolio Shares	100,000,000
VA Global Bond Portfolio Shares	100,000,000
VA U.S. Targeted Value Portfolio Shares	100,000,000
VA International Value Portfolio Shares	100,000,000
VA International Small Portfolio Shares	100,000,000
VA Short-Term Fixed Portfolio Shares	100,000,000
Enhanced U.S. Large Company Portfolio Shares	500,000,000
DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000
International Small Company Portfolio Shares	1,700,000,000
Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000
U.S. Targeted Value Portfolio Shares	900,000,000
Emerging Markets Value Portfolio Shares	1,700,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000
Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000
Tax-Managed DFA International Value Portfolio Shares	700,000,000
Tax-Managed U.S. Equity Portfolio Shares	500,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000
Emerging Markets Core Equity Portfolio Shares	1,200,000,000
U.S. Core Equity 1 Portfolio Shares	1,700,000,000
U.S. Core Equity 2 Portfolio Shares	2,500,000,000
U.S. Vector Equity Portfolio Shares	1,200,000,000
International Core Equity Portfolio Shares	2,200,000,000
Emerging Markets Social Core Equity Portfolio Shares	500,000,000
DFA Inflation-Protected Securities Portfolio Shares	700,000,000
DFA International Real Estate Securities Portfolio Shares	900,000,000

Series Designation	Number of Shares
DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000
CSTG&E International Social Core Equity Portfolio Shares	300,000,000
U.S. Social Core Equity 2 Portfolio Shares	300,000,000
U.S. Sustainability Core 1 Portfolio	300,000,000
International Sustainability Core 1 Portfolio	300,000,000
DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000
T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000
DFA Global Real Estate Securities Portfolio	500,000,000
DFA International Value ex Tobacco Portfolio	300,000,000
International Vector Equity Portfolio	500,000,000
DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000
DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000
DFA VA Global Moderate Allocation Portfolio Shares	100,000,000
World ex U.S. Value Portfolio Shares	100,000,000
DFA Commodity Strategy Portfolio Shares	100,000,000
DFA California Short-Term Municipal Bond Portfolio Institutional Shares	100,000,000
DFA Investment Grade Portfolio Institutional Shares	100,000,000
DFA Long-Term Real Return Fixed Income Portfolio Institutional Shares	100,000,000

FIFTH: The second reference to “DFA California Short-Term Municipal Bond Portfolio Institutional Shares” in Article THIRD of the Articles Supplementary is hereby corrected to read “DFA California Intermediate-Term Municipal Bond Portfolio Institutional Shares.”

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IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused this Certificate of Correction to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 22nd day of July, 2011; and its Vice President acknowledges that this Certificate of Correction is the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DFA INVESTMENT DIMENSIONS GROUP INC.

By: /s/Catherine L.Newell	By: /s/Valerie A. Brown
Catherine L. Newell, Secretary	Valerie A. Brown, Vice President